Exhibit 99.1

Metalline Mining Company 6400 South Fiddlers Green Circle, #950 Greenwood Village, CO 80111	Phone: 604-687-5800 Contact: Brian Edgar email: info@metallinemining.com Web site: www.metallinemining.com

For Release September 2, 2010

Metalline Reports Drill Results from the Shallow Silver-Zinc Zone
Sierra Mojada Project, Coahuila, Mexico

Greenwood Village, Colorado – Metalline Mining Company (MMG: NYSE Amex; MMZ: Toronto Stock Exchange) is pleased to announce drilling results from commercial assaying of drill samples from 2009 and the initial commercial assay results from 2010 at the shallow silver-zinc resource area from the Sierra Mojada Project located in Coahuila, Mexico.  Results reported below are at a 30 gpt Ag or 1% Zn external cut-off.  Individual assay intervals ranged from 0.1 meter to 1 meter in length. A halo of variable thickness of 10-30 gpt Ag and less than 1.0% Zn surrounds the intercepts reported below.

Section 631500E

Hole ID	Interval	Length (m)	Ag (g/t)	Zn (%)	Pb (%)
D9090716	39.65 - 82.65 m	43.00	290	1.21	1.70
D9090730	55.55 - 70 m	14.45	80	0.48	0.13
D9090818	91.5 - 121 m	29.50	72	2.28	0.32
D8090819	50.6 - 54.9 m	4.30	59	1.38	3.87
B09001	95.45 - 101 m	5.55	37	0.92	0.32
B09001	101 - 106.1 m	5.10	10	0.56	0.07
B09001	106.1 - 110 m	3.90	58	29.28	0.24

Average of 5 Holes		26.5	156	2.40	0.79

Section 629800E

Hole ID	Interval	Length (m)	Ag (g/t)	Zn (%)	Pb (%)
B10031	21.95 - 113.2 m	91.25	69	3.74	0.29
B10033	22 - 52 m	30.00	37	1.02	0.21
B10040	25 - 67 m	42.00	22	1.99	0.01
B10041	52.2 - 102 m	50.00	89	0.79	0.27
B10050	38.15 - 51.8 m	13.65	13	0.53	0.22
Average of 5 Holes		45.4	56.3	2.18	0.20

The average of the above ten drill holes is 36.5 meters at 106 gpt Ag and 2.31% Zn.
The above holes also average 0.20% Pb.

These intercepts approximate true width intercepts and are contained in partially dolomitized limestone beneath a late Cretaceous or Tertiary erosional surface and Quaternary alluvium.  They are entirely oxidized and represent a near-surface open pitable resource. Results reported above are from two completed drill sections located 1,700 meters apart. Graphic presentation of the drill intercepts on these two sections can be accessed on the Metalline web site at: www.metallinemining.com/downloads/Sections_631500E_629800E.pdf

These two sections form what we refer to as “bookend” sections for the Phase 1 drilling program currently underway on the shallow silver-zinc resource.  Phase 1 drilling covers the resource from 629600E to 631500E, where the resource is covered by a thin veneer of alluvium.  Drilling is being completed on a 100 meter x 40 meter grid spacing for resource calculation purposes.  This resource has been identified and intercepted by drill holes from Section 629600E all the way to Section 632500E, covering a total strike length of roughly three kilometers.  It remains open beyond the east end of this trend. Phase 2 drilling of this resource will be done on 100 meter x 40 meter grid spacing between Sections 631500E and 632700E upon completion of the Phase 1 drilling program.

Further drilling result will be reported as herein by section, to allow for a better understanding of the significance of the drill results and the impact on the resource development.

The Company has had to re-drill a number of previously completed drill holes where core recovery was below 75%.  Re-drilling with HQ sized equipment and utilizing triple tube core barrels has returned recovery of +85% in ten holes where previously recovery averaged only 59% from NQ-sized equipment. Use of the larger diameter equipment and more sensitive core barrel has greatly improved core recovery, especially in loose, friable and often higher grade material.  All previously completed holes within the resource that reported less than 75% recovery will be re-drilled as part of this resource delineation program.  Currently any unrecovered intervals are mostly open cavities or old mine workings.

The Company has scaled back the number of drill rigs turning on the property with one contractor diamond drill turning currently, one company-owned diamond drill accessing difficult sites, and one RC rig drilling pilot holes through alluvium.  One contractor drill rig was released for performance reasons in late June, the truck-mounted RC drill that was drilling pilot holes through thick alluvium and conglomerate for exploration was released in July, and two company-owned diamond drill rigs were parked in July for mechanical and performance issues.

The Company has commenced drilling and blasting of a metallurgical trench for bulk sampling purposes and metallurgical testing across a portion of the shallow silver-zinc zone where it comes to surface on Section 630600E.  A comprehensive Request For Proposal has been sent to five selected metallurgical labs for proposals to undertake a metallurgical testing program.  Testing on bulk samples from the metallurgical trench is expected to start in September.

Surface geologic mapping between Sections 630400-630600E, the only place where the shallow silver-zinc zone comes to surface, reveals the presence of multiple styles of mineralized breccias trending northeasterly within the overall east-west trending mineralized zone. These surface breccias correlate well with the general location of old workings at depth and provide a further guide to understanding the distribution of grade within the deposit. Elsewhere the resource is covered by alluvium, as on the two sections reported here.

All of the sampling and sample preparation for assays reported herein has been done on site by personnel contracted to Metalline, and pulps, standards, duplicate, and blanks were submitted to ALS-Chemex in accordance with a protocol and QA/QC procedure and guidelines provided by independent consultants.  The on-site sample preparation facility has been shut down and subsequently all sawed core is being shipped directly to ALS-Chemex for sample preparation and assaying with insertion of appropriate standards and blanks.

Greg Hahn, Interim President and CEO, a Certified Professional Geologist, is the Qualified Person responsible for reviewing and reporting the contents of this press release and assuring the results reported herein are in accordance with NI 43-101.

About Metalline Mining Company

Metalline Mining Company is focused on the acquisition, exploration and development of mineral properties.  Metalline currently owns mineral concessions in the municipality of Sierra Mojada, Coahuila, Mexico and holds licenses in Gabon, Africa.  Metalline conducts its operations in Mexico through its wholly owned Mexican subsidiaries, Minera Metalin S.A. de C.V. and Contratistas de Sierra Mojada S.A. de C.V.  To obtain more information on Metalline Mining Company, visit the Company's web site (www.metallinemining.com).

Forward-Looking Statements

This news release contains forward-looking statements regarding future events and Metalline's future results that are subject to the safe harbors created under the Securities Act of 1933 (the "Securities Act") and the Securities Exchange Act of 1934 (the "Exchange Act") and constitute “forward looking information” within the meaning of Canadian securities laws.  These statements include statements about Metalline’s planned drilling program and are based on material factors and assumptions including Metalline’s management’s current expectations, estimates, forecasts, and projections about the industry in which Metalline operates and the beliefs and assumptions of Metalline's management.  Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "continues," "may," variations of such words, and similar expressions, are intended to identify such forward-looking statements.  In addition, any statements that refer to projections of Metalline's future financial performance, Metalline's anticipated growth and potentials in its business and other characterizations of future events or circumstances are forward-looking statements.  Readers are cautioned that these forward-looking statements are only predictions and are subject to risks, uncertainties, and assumptions that are difficult to predict, including the risk that Metalline’s drill program may not be successful or result in the discovery of commercially mineable deposits of ore and those risks identified in  Metalline's Annual Report on Form 10-K for the fiscal year ended October 31, 2009 under "Risk Factors, " and in subsequent reports filed with the Securities and Exchange Commission.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Metalline undertakes no obligation to revise or update any forward-looking statements for any reason.